Exhibit 99.2

 Customers & Communities  Teammates & Culture  A Better World  Awards won by Cadence in 2025

 NC

 Cadence is a deposit market share  leader with low funding costs  Huntington will acquire and deepen customer relationships with additional product and service offerings  Cadence has an attractive position in higher growth markets with rapid business and household formation  Huntington will invest in capabilities and people to accelerate growth

 DFW  Austin  San Antonio

 •  •  •  •  •  •  •  •  •  •  •  •  •  •

 PF

 39%  28%  32%  1%  26%  7%  47%  21%

 Earnings Estimates  •  Synergies  •  -  -  •  •  Merger Expenses  •  Loan Credit Mark  •  •  Interest Rate & Fair Value Marks  •  •  •  •  •  Core Deposit Intangible  •  •  Other Items  •  •  Capitalization  •

 •  •  •  •  •  •  •  •  •  >500  professionals, including  advisors and consultants  ~80%  review of loan portfolio  by balances

 18%  31%  39%  12%  44%  3% 14%  20%  19%  46%  17%  23%  17%  27%  47%  9%  39%  28%  32%  1%  21%  47%  7%  26%  CRE  4% 10%  Lease  Financing  CRE

 23%  16%  10%  10%  9%  7%  7%  4%  4%  10%  13%  10%  8%  7%  6%  6%  5%  6%  5%  4%  29%

Partnering with Cadence to Create a Premier Regional Franchise

October 27, 2025

Disclaimer

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

The information contained or incorporated by reference into this presentation may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Huntington Bancshares Incorporated ("Huntington") and Cadence Bank ("Cadence"), the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Huntington and Cadence caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Huntington's and Cadence's control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation (the "FDIC") special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"); volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our "Fair Play" banking philosophy; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commission (the "SEC"), the Office of the Comptroller of the Currency, Federal Reserve, FDIC, the Consumer Financial Protection Bureau and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Huntington and Cadence; the outcome of any legal proceedings that may be instituted against Huntington or Cadence; delays in completing the proposed transaction involving Huntington and Cadence; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain Huntington shareholder approval or Cadence shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington and Cadence do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of Huntington and Cadence to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Huntington and Cadence successfully; the dilution caused by Huntington's issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Huntington and Cadence. Additional factors that could cause results to differ materially from those described above can be found in Huntington's Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2025, each of which is on file with the SEC and available on the "Investor Relations" section of Huntington's website, http://www.huntington.com, under the heading "Investor Relations" and in other documents Huntington files with the SEC, and in Cadence's Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2025, each of which is on file with the Federal Reserve and available on Cadence's investor relations website, ir.cadencebank.com, under the heading "Public Filings" and in other documents Cadence files with the Federal Reserve.

Disclaimer Cont.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Huntington nor Cadence assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Huntington or Cadence updates one or more forward-looking statements, no inference should be drawn that Huntington or Cadence will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Huntington will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Huntington and Cadence and a Prospectus of Huntington, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Huntington and Cadence will be submitted to Huntington's shareholders and Cadence's shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS, SHAREHOLDERS OF HUNTINGTON AND SHAREHOLDERS OF CADENCE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND THE FEDERAL RESERVE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Huntington and Cadence, without charge, at the SEC's website (http://www.sec.gov) and Cadence's website (https://ir.cadencebank.com/fdic-federal-reserve-filings), respectively. Copies of the joint proxy statement/prospectus, when available, and the filings with the SEC and the Federal Reserve that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287, (800) 576-5007. Copies of the joint proxy statement/prospectus, when available, and filings containing information about Cadence may be obtained after their filing with the Federal Reserve at (https://ir.cadencebank.com/fdic-federal-reserve-filings), by directing a request to Will Fisackerly, Cadence Investor Relations, Cadence Bank, (800) 698-7878, IR@cadencebank.com. References to Cadence's website does not constitute incorporation by reference of the information contained on the website and is not, and should not be, deemed part of this filing.

PARTICIPANTS IN THE SOLICITATION

Huntington, Cadence, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Huntington and shareholders of Cadence in connection with the proposed transaction. Information regarding the interests of the directors and executive officers of Huntington and Cadence and other persons who may be deemed to be participants in the solicitation of shareholders of Huntington and Cadence in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive joint proxy statement/prospectus related to the transaction, which will be filed by Huntington with the SEC. Information regarding Huntington's directors and executive officers is available in its definitive joint proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 6, 2025, and other documents filed by Huntington with the SEC. Information regarding Cadence's directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the Federal Reserve on March 14, 2025, and other documents filed by Cadence with the Federal Reserve. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC and the Federal Reserve by Huntington and Cadence, respectively. Free copies of these documents may be obtained as described above under "Important Additional Information."

Top 10[1] Bank Positioned for Growth and Value Creation

1. Premier Regional Franchise
2. Springboard for Growth
3. Compelling Financial Returns
4. Sustainable Competitive Advantage

Source: S&P Global Market Intelligence
[1]Rankings consists of US commercial banks and excludes trust and traditional investment banks.

Creating a New Multi-Region Powerhouse

- **~1,450** branches spanning 21 states
- **~56%** of national population within state footprint
- **+30%** expected population growth vs. national average[1]
- **12 of 25** top major MSAs by projected population growth[2]
- **~$5.2T** deposits in market
- **~20M** small and mid-size businesses[3]

$276B Assets

$220B Deposits

$184B Loans & Leases



National Customer Relationships

Source: Bureau of Economic Analysis, Bureau of Labor Statistics, Company Documents, S&P Global Market Intelligence; Note: Data as of September 30, 2025 or most recently available
Note: Pro forma balance sheet metrics as of September 30, 2025 and exclude purchase accounting adjustments
[1] Projected population growth of states within Cadence footprint vs national average, 2026E - 2031E; [2] Major MSAs defined as those with a current population of 1M+; Projected population growth for the period of 2026E - 2031E; [3] Small and medium sized businesses defined as those with employees < 500 and sole proprietorships

Cadence Is an Outstanding Partner

Highly Strategic

- Attractive markets
- Durable low-cost deposit base
- Long term customer relationships and proud 150 year history
- Solid track record of performance over time

Culturally Aligned

Strong corporate values


Teammates & Culture


Customers & Communities


A Better World

Customer-first business model

America's Best Large Employers
Forbes
2025

Designation of Savings Excellence
America Saves Week
2025

Awards won by Cadence in 2025

Best Bank – Overall Satisfaction for Middle Market Banking in the U.S.
Greenwich Awards
2025

Best Bank – Overall Satisfaction for Small Business Banking in the U.S.
Greenwich Awards
2025

Local relationship-oriented approach

Financially Compelling

18-19%
+200bps on 2027E Pro Forma ROTCE

10%
2027E EPS Accretion

20%+
IRR

Differentiated Operating Model Drives Growth

Delivery of national capabilities locally has proven track record of success in legacy markets and those entered through partnership

Ohio


+5% YoY
3Q24
3Q25

Illinois

TCF-augmented market


+9% YoY
3Q24
3Q25

Minnesota

TCF-augmented market


+10% YoY
3Q24
3Q25

Our Markets Today


MN
WI
MI
CO
IL
IN
OH
PA
WV
KY
NC
SC
TX

Colorado

TCF-augmented market


+21% YoY
3Q24
3Q25

Carolinas


+22% YoY
3Q24
3Q25

Texas


+20% YoY
3Q24
3Q25

Source: Company Documents; Note: Data as of September 30, 2025
Note: Charts reflect average daily balance loan growth for the period and are scaled based on in-market loans

Delivery of Full Huntington Franchise into Cadence Markets

Huntington Franchise Capabilities

- Branch & Digital Investment
- Value-Added Fee Services
- Commercial Banking Acceleration
- National Specialty Businesses

Cadence Markets

Market	Deposits	Branches	Loans
Mississippi	$11B	87	$3B
Alabama	$5B	51	$3B
Arkansas / Missouri	$3B	43	$2B
Louisiana	$2B	24	$2B
Texas	$15B	110	$16B
Georgia	$4B	37	$3B
Tennessee	$3B	31	$2B
Florida	$2B	18	$3B

- Cadence is a deposit market share leader with low funding costs
- Huntington will acquire and deepen customer relationships with additional product and service offerings

- Cadence has an attractive position in higher growth markets with rapid business and household formation
- Huntington will invest in capabilities and people to accelerate growth

Source: Company Documents, S&P Global Market Intelligence; Note: Data as of September 30, 2025 or most recently available

Leading Texas Presence is a Springboard for Acceleration

2

Pro forma franchise is scaled market player with enhanced capabilities and substantial growth opportunity

Rank	Bank	Deposits ($B)
1	JPMorgan Chase	$296
2	Bank of America	182
3	Wells Fargo	82
4	Cullen/Frost	42
5	Prosperity (pro forma)	31
6	PNC	29
7	Texas Capital	27
	Pro Forma	**26**
8	Cadence	16
9	Zions	14
10	First Financial	12
11	IBC	11
12	NexBank	11
13	Hilltop	10
14	**Huntington + Veritex**	**10**
15	Truist	10
16	Fifth Third (pro forma)	9
17	BOK	9
18	Stellar	9
19	SouthState	9
20	Amarillo	9


Huntington (34)
Cadence (110)
DFW
Austin
San Antonio

Texas Market

Branches: 144
Deposits: $26B
Deposit Rank: 8

Strong market share
We will invest for further growth

Dallas
#5
Deposit Rank

Houston
#5
Deposit Rank

Branches

34 → 144
Rank #27 → #9

Deposits

$10B → $26B
Rank #14 → #8

Loans

$15B → $31B

Financially Compelling Partnership

Structure and Consideration	• **Consideration Mix** – 100% common stock • **Fixed Exchange Ratio** – Cadence shareholders will receive 2.475 Huntington common shares for each Cadence common share • **Pro Forma Ownership** – 77% Huntington / 23% Cadence
Transaction Value and Multiples[1]	• **Aggregate Consideration**[1] – $7.4 billion • **Price / TBVPS** – 1.7x • **Price / 2026E Consensus EPS** – 11.7x • **Price / Synergy Adjusted Consensus 2026E EPS**[2] – 8.2x • **TVBPS Impact** – Est. 7% dilution to 1Q26E TBVPS to $9.33, or 2% from 3Q25 level of $9.54
Leadership and Community	• **Leadership** – Dan Rollins and 2 other Cadence Board members will join the Huntington Board • **Regional Leaders** – 9 new regions with established local leaders • **Community** – No existing Cadence branch closures • **Operating Centers** – Tupelo, Birmingham, and Houston to be key colleague locations
Expected Closing	• **Approvals** – Subject to approvals from Huntington and Cadence shareholders and regulatory approval from the OCC and customary closing conditions • **Closing** – Estimated in mid-1Q26

Driving Value

- **18-19%** 2027E ROTCE
- **>20%** IRR
- **10%** 2027E EPS Accretion
- **3yr** TBVPS Earn-back[3]

Source: Company Documents, FactSet, S&P Global Market Intelligence; Note: Data as of September 30, 2025; Market data as of October 24, 2025
[1] Based on Huntington closing share price of $16.07 on October 24, 2025; [2] Assumes fully realized synergies of 30% of Cadence's 2026E non-interest expense; [3] Crossover method earn-back

Top Tier Financial Performance

Expense synergies drive earnings power and return on capital

Updating Medium Term Targets

16-17%+ ROTCE → +200bps → 18-19% ROTCE

ROTCE vs. Peers


2025E
2027E
Peer 1
Peer 2
Peer 3
16.8%
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 1
PF
18-19%
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

Source: Company Documents, FactSet, S&P Global Market Intelligence; Note: Data as of September 30, 2025; Market data as of October 24, 2025
Note: Peers include CFG, FITB, KEY, MTB, PNC, RF, TFC, USB and ZION; Pro forma metrics incorporate all transaction adjustments

Flywheel for Value Creation

Partnership accelerates already powerful synergies that drive increased earnings power and returns


Differentiated Operating Model
Strong Revenue Growth and Profitability
Expanding Investment Capacity
Sustainable Competitive Advantage

Aggregate Moderate-to-Low Risk Appetite

Top 10[1] Bank Positioned for Growth and Value Creation

Premier Regional Franchise

Springboard for Growth


1
2
3
4
Accelerating Net Income Trajectory
2010
2015
2020
2025

Sustainable Competitive Advantage

Compelling Financial Returns

Driving Value for our Shareholders, Customers, and Communities

Source: Company GAAP Net Income actuals and 2025E
[1]Rankings consists of US commercial banks and excludes foreign, trust, and traditional investment banks.

APPENDIX

Huntington

Cadence Overview

$53B
Total Assets

+1 million customers[1]

> 390
Branches

11.5%
CET1 Ratio

3.46%
Net Interest Margin

0.26%
NCOs / Avg. Loans

Lending & Deposit Profile

Loans

$37B


1%
Other Consumer
32%
Residential
28%
CRE
39%
C&I

Deposits

$44B


26%
Time
7%
Money Market
47%
Interest Bearing Demand
21%
Noninterest Bearing

Durable Deposit Base

Market MSA	Deposits ($B)	Branches	Rank[2]
Houston, TX	$7.5	25	#7
Memphis, TN	2.3	24	#4
Tupelo, MS	2.1	9	#1
Jackson, MS	1.7	19	#4
Birmingham, AL	1.6	13	#7
Killeen, TX	1.4	9	#1
Macon, GA	1.2	8	#1
Gulfport, MS	1.1	8	#2

Balanced Business Model

Community
- **75%** Deposits with 5+ years relationship
- **<$25K** Avg. consumer account balance

Commercial
- **~70%** Of loan portfolio is commercial
- **~$100K** Avg. deposit account balance

Wealth & Trust
- **~$20B** AUM / AUA
- **~$100M** Annualized revenues

Mortgage
- **~$8B** Servicing portfolio
- **$2.5B** YTD mortgage production

Source: Company Documents, S&P Global Market Intelligence; Note: Data as of September 30, 2025 or most recently available; Deposit data as of June 30, 2025
[1] Includes Industry Bancshares, Inc. (closed effective July 1, 2025); [2] Excludes trust and traditional investment banks

Detailed Transaction Assumptions

Earnings Estimates	• Projections based on Wall Street consensus estimates
Synergies	• Identified $365M of pre-tax cost synergies - Represents 30% of Cadence's total cash non-interest expense - Realized 75% in 2026E and 100% thereafter • Fair Play policy adjustment of ($12M) pre-tax annually • Revenue synergies identified but not modeled
Merger Expenses	• One-time pre-tax merger expenses of $555M, realized 100% at closing
Loan Credit Mark	• Gross credit mark down of $574M pre-tax or 1.5% of loans at close; equal to 1.13x Cadence's estimated reserves at close • Assumes early adoption of FASB's amendments to ASU 2016-13, eliminating non-PCD credit mark and related "double count"
Interest Rate & Fair Value Marks	• Loan rate mark down of $1,056M pre-tax, accreted sum-of-years-digits over the expected life of loans • Aggregate unrealized securities mark down at close of $511M pre-tax; assumes Day 2 securities restructuring; remaining $119M pre-tax mark accreted straight-line over 6.0 years • Liability mark up of $9M pre-tax; amortized sum-of-years-digits over 0.5 years • Other assets mark up of $20M pre-tax; $46M pre-tax building portion depreciates straight-line over 30 years • Preferred equity mark down of $16M
Core Deposit Intangible	• 3.0% of Cadence's core deposits, or $632M net of DTL • Amortized sum-of-years-digits over 10 years
Other Items	• 21% marginal effective tax rate on Cadence's earnings and merger adjustments • Huntington pro forma for close of Veritex merger on October 20, 2025
Capitalization	• $50M of quarterly share repurchases suspended until close

Pro Forma Earnings and Tangible Book Value Dilution Reconciliation

Preliminary EPS Accretion

($mm, except per share values)	2027E
HBAN net income	$2,807
CADE net income	722
Combined net income	**$3,529**
Securities rate mark accretion	$16
Loan rate mark accretion	302
Liabilities rate mark accretion	--
Core deposit intangibles amortization	(109)
Other adjustments[1]	14
Total adjustments	**$222**
Cost synergies[2]	$288
Pro forma net income	**$4,039**
Pro forma average diluted shares outstanding	**2,024**
HBAN standalone EPS	$1.82
Pro forma EPS	$2.00
Accretion / (dilution) to HBAN - $	**$0.18**
Accretion / (dilution) to HBAN - %	**10%**

Preliminary TBVPS Dilution

	$ Millions	Basic Shares (millions)	$ Per share
HBAN standalone TBV at close	$15,597	1,560	$10.00
(+) Foregone repurchases to close	100	6	
(+) Equity consideration to CADE	7,410	461	
(–) CDI net of DTL	(632)		
(–) Goodwill created	(3,134)		
(–) Restructuring charges	(438)		
Pro Forma TBV at Close	**$18,903**	**2,027**	**$9.33**
Dilution to HBAN - $			**($0.67)**
Dilution to HBAN - %			**(7%)**
Crossover Earn-back			**3 years**

Preliminary Intangibles

	$ Millions
Deal Value	$7,410
CADE TBV at Close	$4,507
(–) Net credit mark	(51)
(–) Rate marks & other	(811)
Adjusted TBV at Close	**$3,644**
Excess over Adjusted TBV	$3,766
(–) CDI created	(800)
(+) DTL on CDI	168
Goodwill Created	**$3,134**
Total Intangibles Created	**$3,934**

Source: Company Documents, FactSet, S&P Global Market Intelligence; Note: Data as of September 30, 2025; Market data as of October 24, 2025
Note: Assumes transaction closes on April 1, 2026 for illustrative purposes
[1] Includes net impacts of internal financing costs, existing target amortization, impact due to balance sheet restructuring, depreciation of capitalized branch conversion expenses, and FairPlay banking impact; [2] Phased in 100% in 2027E

Robust Due Diligence Process

Dedication of company-wide resources to assess benefits, risks, and opportunities

Diligence Snapshot

By the Numbers

>500
professionals, including advisors and consultants

~80%
review of loan portfolio by balances

Credit Diligence Approach

- **Reviewed credit policies, risk frameworks and loan review materials**
- **Assessment of portfolio performance trends including migration, delinquencies, charge-offs and losses**
- **Commercial loan portfolio**
  - Key lending relationships and exposures
- **Consumer loan portfolio**
  - Mortgages, HELOCs, and unsecured loans
  - Statistical review across segments and credit file samples
- **Credit portfolio monitoring**
  - Asset quality reporting, loan review exams and reserve policies

Diligence Focus Areas

- Commercial Real Estate
- Commercial Banking
- Credit Underwriting
- Risk Management
- Regulatory & Compliance
- Finance, Tax & Accounting
- Wealth and Trust
- Consumer Banking
- Internal Audit & Legal
- Information Technology & Operations
- Marketing & Communications
- Human Resources

Participation by Segment



95
95
69
62
45
43
41
38
18
9
8
3
Finance
Credit
CRB
Commercial
HR
Operations
Risk
IT
Legal
Payments
Communications
Audit

Diversified Portfolio with Aggregate Moderate-to-Low Risk Profile

Note: Credit includes Credit Admin, Credit Review, and the credit 'file flipping' team

Pro Forma Balance Sheet Composition

Huntington | Cadence Bank | Huntington + Cadence Bank

Loans and Leases



$147B
Commercial & Industrial
46%
Other Consumer
23%
Mortgage
17%
Lease Financing
4%
CRE
10%



$37B
Other Consumer
1%
Mortgage
32%
Commercial & Industrial
39%
CRE
28%



$184B
Other Consumer
19%
Commercial & Industrial
44%
Mortgage
20%
Lease Financing
3%
CRE
14%

Deposits



$176B
Time
9%
NIB Demand
17%
Money Market & Savings
47%
IB Demand
27%



$44B
Time
26%
NIB Demand
21%
Money Market & Savings
7%
IB Demand
47%



$220B
Time
12%
NIB Demand
18%
Money Market & Savings
39%
IB Demand
31%

Source: Company Documents, S&P Global Market Intelligence; Note: Data as of September 30, 2025
Note: C&I loans include OO-CRE and leases; Note Huntington includes Veritex acquisition closed on October 20, 2025

Additional Detail on Cadence's Loan Portfolio

C&I Portfolio



$14.5B
13%
10%
8%
7%
6%
6%
5%
6%
5%
4%
29%
RE, Rental & Leasing
Energy Sector
Restaurant / Hospitality
Retail
Healthcare
Finance and Insurance
Manufacturing
Other Services
Public Admin / Education
Construction
General C&I and Other

CRE Portfolio



$10.4B
23%
16%
10%
10%
9%
7%
7%
4%
4%
10%
Multifamily
Retail
A&D
Industrial
1-4 Family
Office
Hotel
Healthcare
Doctor Office
Other

Source: Company Documents, S&P Global Market Intelligence; Note: Data as of September 30, 2025

THANK YOU

Huntington